UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2006

PRIMEDIA INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK

(Address of principal executive offices)

10151

(Zip code)

(212) 745-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 31, 2006, PRIMEDIA Inc. (“PRIMEDIA”) filed a Current Report on Form 8-K/A (Date of Report: January 31, 2006) in which PRIMEDIA presented an unaudited statement of consolidated operations for the year ended December 31, 2004, adjusted to remove discontinued operations that were disposed of during the nine months ended September 30, 2005.  This Current Report on Form 8-K is filed to present unaudited statements of consolidated operations for the years ended December 31, 2003 and 2002, adjusted to remove such discontinued operations.  Discontinued operations in the following tables include the operations of About.com, PRIMEDIA’s Business Information Segment (excluding Ward’s Automotive Group) and two magazines in the Enthusiast Media segment.

Item 9.01 Financial Statements and Exhibits

(i)                                     Unaudited statements of consolidated operations for the year ended December 31, 2003 adjusted to remove discontinued operations

(ii)                                  Unaudited statements of consolidated operations for the year ended December 31, 2002 adjusted to remove discontinued operations

PRIMEDIA INC.

Unaudited Statement of Consolidated Operations

Year Ended December 31, 2003

(in thousands, except share and per share amounts)

	Historical PRIMEDIA	Discontinued Operations	Adjusted Historical PRIMEDIA
Revenues, net:
Advertising	$825,169	$175,349	$649,820
Circulation	288,335	18,179	270,156
Other	169,246	41,130	128,116
Total revenues, net	1,282,750	234,658	1,048,092

Operating costs and expenses:
Cost of goods sold	276,167	46,640	229,527
Marketing and selling	251,184	61,400	189,784
Distribution, circulation and fulfillment	222,211	31,199	191,012
Editorial	100,506	27,445	73,061
Other general expenses	154,929	34,733	120,196
Corporate administrative expenses (including non-cash compensation of $11,184)	37,335	(231)	37,566
Depreciation of property and equipment	46,351	15,709	30,642
Amortization of intangible assets and other (including $13,780 of provision for impairment)	53,589	16,307	37,282
Severance related to separated senior executives	9,372	—	9,372
Provision for severance, closures and restructuring related costs	8,102	978	7,124
Gain (loss) on sale of businesses and other, net	591	815	(224)

Operating income (loss)	122,413	(337)	122,750

Other income (expense):
Provision for the impairment of investments	(8,975)	(328)	(8,647)
Interest expense	(122,914)	—	(122,914)
Interest on shares subject to mandatory redemption	(21,889)	—	(21,889)
Amortization of deferred financing costs	(3,462)	—	(3,462)
Other income (expense), net	(3,002)	32	(3,034)

Loss from continuing operations before income tax expense	(37,829)	(633)	(37,196)
(Provision) benefit for income taxes	(12,220)	380	(12,600)

Loss from continuing operations	(50,049)	(253)	(49,796)

Preferred stock dividends and related accretion	(41,853)	—	(41,853)

Loss applicable to common shareholders from continuing operations	$(91,902)	$(253)	$(91,649)

Basic loss per share from continuing operations	$(0.35)		$(0.35)
Diluted loss per share from continuing operations	$(0.35)		$(0.35)

Basic and diluted common shares outstanding	259,230,001		259,230,001

PRIMEDIA INC.

Unaudited Statement of Consolidated Operations

Year Ended December 31, 2002

(in thousands, except share and per share amounts)

	Historical PRIMEDIA	Discontinued Operations	Adjusted Historical PRIMEDIA
Revenues, net:
Advertising	$855,377	$199,915	$655,462
Circulation	310,154	18,365	291,789
Other	175,232	44,776	130,456
Total revenues, net	1,340,763	263,056	1,077,707

Operating costs and expenses:
Cost of goods sold	290,568	49,919	240,649
Marketing and selling	275,206	62,513	212,693
Distribution, circulation and fulfillment	228,686	34,574	194,112
Editorial	110,917	29,949	80,968
Other general expenses	160,963	44,869	116,094
Corporate administrative expenses (including non-cash compensation of $10,502)	41,674	3,233	38,441
Depreciation of property and equipment (including $8,657 of provision for impairment)	56,172	15,623	40,549
Amortization of intangible assets, goodwill and other (including $101,354 of provision for impairment)	158,893	89,916	68,977
Severance related to separated senior executives	—	—	—
Provision for severance, closures and restructuring related costs	49,516	5,284	44,232
Gain (loss) on sale of businesses and other, net	7,247	241	7,006

Operating income (loss)	(39,079)	(73,065)	33,986

Other income (expense):
Provision for the impairment of investments	(19,045)	—	(19,045)
Interest expense	(138,593)	(176)	(138,417)
Amortization of deferred financing costs	(3,469)	—	(3,469)
Other income (expense), net	4,993	(1,173)	6,166

Loss from continuing operations before income tax expense	(195,193)	(74,414)	(120,779)
Provision for income taxes	(46,375)	(1,222)	(45,153)

Loss from continuing operations	(241,568)	(75,636)	(165,932)

Cumulative effect of a change in accounting principle (from the adoption of Statement of Financial Accounting Standards No. 142)	(388,508)	—	(388,508)

Preferred stock dividends and related accretion	(47,656)	—	(47,656)

Loss applicable to common shareholders from continuing operations	$(677,732)	$(75,636)	$(602,096)

Basic loss per share from continuing operations	$(2.67)		$(2.37)
Diluted loss per share from continuing operations	$(2.67)		$(2.37)

Basic and diluted common shares outstanding	253,710,417		253,710,417

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc.
(Registrant)

Date: February 3, 2006	/s/ Christopher A. Fraser
Christopher A. Fraser
General Counsel and Secretary